UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2012

FISHER COMMUNICATIONS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-22439	91-0222175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

140 Fourth Avenue N., Suite 500, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-404-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 10, 2012, the Board of Directors (the "Board") of Fisher Communications, Inc. (the "Company") elected Peter E. Murphy as a Class 3 director to fill an existing vacancy on the Board. Mr. Murphy’s initial term will expire as of the Company’s 2012 annual meeting of shareholders.

Mr. Murphy is the founder of Wentworth Capital Management, a private investment and venture capital firm focused on media, technology, and branded consumer businesses. Prior to his current position, he was President, Strategy & Development for Caesars Entertainment, a gaming company, and before joining Caesars, he was an operating partner at Apollo Global Management, an investment firm, where he focused on investments in the media and entertainment sectors. Mr. Murphy also spent 18 years at The Walt Disney Company, serving in a number of senior management positions, including Senior Executive Vice President, Chief Strategic Officer, Senior Advisor to the Chief Executive Officer and Chief Financial Officer of ABC, Inc. The Board has not yet determined the Board committees to which Mr. Murphy will be appointed. In connection with his election to the Board, Mr. Murphy executed the Company’s standard form indemnification agreement for directors and executive officers, a copy of which was filed as Exhibit 10.2 to that certain Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 21, 2011.

Item 7.01 Regulation FD Disclosure.

As disclosed under Item 5.02, on January 10, 2012, the Board elected Peter E. Murphy to the Board of Directors, effective immediately. The Company’s press release announcing the election of Peter E. Murphy to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On January 16, 2012, the Company redeemed the remaining $61.8 million of the Company’s outstanding 8 5/8% Senior Notes Due 2014 in accordance with that certain Indenture dated as of September 20, 2004 among the Company, U.S. Bank National Association and the Company’s guarantor subsidiaries named therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Press release issued by Fisher Communications, Inc., dated January 12, 2012 to announce the election of Peter E. Murphy to the Company’s Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

January 17, 2012	By:	/s/ Colleen B. Brown

Name: Colleen B. Brown
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Fisher Communications, Inc., dated January 12, 2012 to announce the election of Peter E. Murphy to the Company’s Board of Directors.